EXHIBIT 10.3
                                                                    ------------

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


           This Second Amendment to Amended and Restated Credit Agreement ("Amendment") is made and entered into as of June 8, 2001, among WESTCOAST HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership, formerly known as Cavanaughs Hospitality Limited Partnership (the "Borrower"), the several financial institutions that are party to this Amendment (collectively, the "Lenders"; individually, a "Lender"), and U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as administrative agent for the Lenders (the "Agent").

                                    RECITALS:

           A. On December 29, 1999, the Borrower, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby the Lenders agreed to extend certain credit facilities to the Borrower. The Borrower, the Lenders and the Agent have entered into one amendment to the Credit Agreement.

           B. On May 25, 2001, the Borrower, the Lenders and the Agent entered into that certain Second Amendment to Amended and Restated Credit Agreement (the "Initial Second Amendment"), which did not become effective in that certain conditions to its effectiveness were not satisfied. This Amendment restates and supercedes the Initial Second Amendment in its entirety.

           C. The Borrower is in the process of refinancing four of its hotel properties, each of which constitutes Eligible Real Property. The Eligible Real Property located in Seattle, Washington is to be refinanced by Morgan Guaranty Trust Company of New York (the "Morgan Refinancing"). The Eligible Real Properties located in Helena, Montana, Spokane, Washington (Inn at the Park) and Olympia, Washington are to be refinanced by a lender or lenders yet to be determined (the "Subsequent Refinancings").

           D. The lender under the Morgan Refinancing has required, and it is anticipated that the lenders under the Subsequent Refinancings will require, that the loans be made to special purpose, bankruptcy remote entities. In order to comply with this requirement, the Borrower has formed or intends to form a Delaware limited liability company for each of the properties to be refinanced, each of which shall be a wholly owned Subsidiary of the Borrower (the "Tier I LLCs"). Each Tier I Subsidiary has formed or intends to form a Delaware limited liability company that shall be a wholly owned Subsidiary of such Tier I LLC (the "Tier II LLCs"). Each property to be refinanced is to be contributed to the Tier I LLC formed for such property. The Tier I LLC formed for each property to be refinanced is

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to contribute such property to its respective Tier II LLC. Each loan is to be made to a Tier II LLC on a nonrecourse basis and secured only by the property contributed to such Tier II LLC.

           E. The Borrower has requested the Lenders to amend certain provisions of the Credit Agreement and waive certain other provisions of the Credit Agreement in order to permit the Borrower to complete the Morgan Refinancing, the Subsequent Refinancings.

           F. The purpose of this Amendment is to set forth the terms and conditions under which the Lenders will agree to the Borrower's requests.

           NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I.                AMENDMENT

           The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

ARTICLE II.               DEFINITIONS

           2.1            DEFINED TERMS

           As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein or as the context otherwise requires.

           2.2            AMENDED DEFINED TERMS

           Section 1.1 of the Credit Agreement is hereby amended to add or modify (as the case may be) the following defined terms:

           "Adjustment to Book Value" means an amount equal to (a) the appraised value of all real property (including improvements thereon) owned by WHC and its Subsidiaries as of the last day of the applicable period, less (b) the net book value of such real property (including improvements thereon), less (c) an amount equal to all federal, state and local income and gross receipts taxes that would be payable in the event that such real property (including improvements thereon) were sold during the applicable period, assuming for purposes of such calculation that the amount of the gain is an amount equal to the amount of clause (a) less the amount of clause (b). The Borrower acknowledges and agrees that if the Adjustment to Book Value is a negative number, the effect of the Adjustment to Book Value is to reduce the Adjusted Tangible Net Worth. For purposes of determining the appraised value of such real property, the most recent M.A.I. appraisals of such real property that have been approved by the Agent in writing in its reasonable discretion shall be used. For purposes of this definition, the Agent reserves the right, in its discretion or at the request of the Required Lenders, to

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require reappraisals of any real property at the Borrower's sole cost, provided that once an appraisal of a parcel of real property has been approved by the Agent in writing, the Agent may not require a reappraisal of such real property for one year from the date of the approved appraisal. In the event that there is no approved appraisal of any parcel of real property, then there shall be no Adjustment to Book Value for such parcel of real property.

           "Borrowing Base" means, on each day that any Loans are outstanding or any day that there is any Letter of Credit Usage, an amount equal to (a) during the time period from June 8, 2001, through the day immediately preceding the date of the initial funding of the Morgan Refinancing, the lesser of (i) 60% of the Collateral Pool Value or (ii) the Implied Debt Service Coverage Cap; (b) during the time period from the day of the initial funding of the Morgan Refinancing through the day immediately preceding the date of the initial funding under the first of the Subsequent Refinancings, the lesser of (i) $75,000,000, (ii) 67.86% of the Collateral Pool Value, or (iii) the Implied Debt Service Coverage Cap; (c) during the time period from the day of the initial funding under the first of the Subsequent Refinancings through December 30, 2001, the lesser of (i) 70% of the Collateral Pool Value, or (ii) the Implied Debt Service Coverage Cap; and (d) thereafter, the lesser of (i) 60% of the Collateral Pool Value or (ii) the Implied Debt Service Coverage Cap. Notwithstanding the foregoing, during the time period from June 8, 2001, through December 30, 2001, the Borrowing Base is subject to adjustment in accordance with the provisions of Section 4.4 of the Second Amendment.

           "Collateral Pool Value" means the sum of the Approved Appraised Values of all Eligible Real Property from time to time; provided that from the date of this Amendment through December 30, 2001, the Approved Appraised Values of the following parcels of Eligible Real Property shall be as follows (so long as each such parcel of property continues to constitute Eligible Real Property during that time period): (a) Salt Lake City, Utah - $8,838,000; (b) Spokane, Washington (Ridpath) - $5,365,000; and (c) Hillsboro, Oregon - $3,472,000.

           "Commitment" means an amount equal to $120,000,000 less the following: (a) $30,000,000 as of the date of the initial advance of funds under the Morgan Refinancing, (b) $13,800,000 as of the date of the initial advance of funds under the Subsequent Refinancing of the Eligible Real Property located in Spokane, Washington (Inn at the Park), (c) $6,200,000 as of the date of the initial advance of funds under the Subsequent Refinancing of the Eligible Real Property located in Olympia, Washington, and (d) the aggregate amount of mandatory prepayments made in accordance with Section 2.6, excluding any prepayments made as a result of the Morgan Refinancing and any of the Subsequent Refinancings.

           "Fixed Charge Coverage Ratio" means the ratio of (a) for the applicable period, the sum of (i) EBITDA less (ii) an amount equal to 4% of the aggregate of all amounts which, in accordance with GAAP, would be included as gross revenue on a consolidated statement of income of WHC and its Subsidiaries arising out of or related to hotel or restaurant operations (including, without limitation, gross revenues from the lease or licensing of space in any of

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the hotels or restaurants of WHC and its Subsidiaries), to (b) for the applicable period, the sum of (i) scheduled payments of principal on Indebtedness of WHC and its Subsidiaries (including the portion of payments on capitalized leases allocable to principal, but excluding (A) mandatory prepayments of the Loans required under Section 2.6, and (B) balloon payments made with the proceeds of Indebtedness permitted pursuant to Section 8.5), whether or not made, (ii) Interest Expense, (iii) income and gross receipts taxes paid in cash or cash equivalents, (iv) dividends and distributions paid in cash or cash equivalents (excluding distributions of cash made by the Borrower to WHC in an amount necessary to allow WHC to pay income and gross receipts taxes on the taxable income of the Borrower that is recognized by WHC for tax purposes and excluding distributions made by any of the direct or indirect Subsidiaries of the Borrower to the Borrower or by the Tier II LLCs to the Tier I LLCs), plus (v) payments made to redeem or otherwise acquire for value any partnership units of the Borrower or shares of capital stock of WHC or any warrants, rights or options to acquire such partnership units or shares.

           "Morgan Refinancing" has the meaning set forth in Recital C to the Second Amendment.

           "Refinanced Properties" means the Eligible Real Properties located in Seattle, Washington that is to be refinanced under the Morgan Refinancing and the Eligible Real Properties located in Helena, Montana, Spokane, Washington (Inn at the Park) and Olympia, Washington that are to be refinanced under the Subsequent Refinancings.

           "Second Amendment" means the Second Amendment to Amended and Restated Credit Agreement dated as of June 8, 2001, and entered into among the Borrower, the Lenders and the Agent.

           "Subsequent Refinancings" has the meaning set forth in Recital C to the Second Amendment.

           "Tier I LLC" has the meaning set forth in Recital D to the Second Amendment.

           "Tier II LLC" has the meaning set forth in Recital D to the Second Amendment.

ARTICLE III.              APPROVAL OF REFINANCINGS

           3.1            MORGAN REFINANCING AND SUBSEQUENT REFINANCINGS

           Subject to the terms and conditions of this Amendment, the Lenders hereby approve the Morgan Refinancing and the Subsequent Refinancings as described in Recitals C and D of this Amendment. Among other conditions set forth in this Amendment, the approval of the Lenders is conditioned on (a) the funding of the Morgan Refinancing prior to the funding of any of the Subsequent Refinancings and (b) approval by the Agent of the documents evidencing the Morgan Refinancing and each of the Subsequent Refinancings.

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           3.2            TIER I LLCS AND TIER II LLCS

           Notwithstanding any provisions of this Amendment to the contrary, each of the Tier I LLCs and the Tier II LLCs shall constitute a "Subsidiary" for all purposes under the provisions of the Credit Agreement and the other Loan Documents.

           3.3            CONVEYANCE OF PROPERTY AND RELEASE OF COLLATERAL

           In order to accommodate the Morgan Refinancing and the Subsequent Refinancings and subject to the terms and conditions of this Amendment, the Lenders hereby consent to (a) the reconveyance of the Deeds of Trust that encumber the Refinanced Properties concurrently with the refinancing of each such Refinanced Property and (b) the contribution of the Refinanced Properties by the Borrower to the respective Tier I LLCs and the contribution of the Refinanced Properties by the Tier I LLCs to the respective Tier II LLCs concurrently with or immediately preceding the refinancing of each such Refinanced Property. To the extent of the contributions described in clause (b) of the previous sentence, the Lenders hereby waive the provisions of Section 8.2(a), 8.4 and 8.6 of the Credit Agreement.

           3.4            NO MODIFICATION OF REFINANCING DOCUMENTS

           Without the prior written consent of the Agent, none of the agreements, instruments or other documents arising out of or related to the Morgan Refinancing or the Subsequent Refinancings shall be amended, modified or replaced after the date of the initial funding of such refinancings.

           3.5            LOANS AND CONTRIBUTIONS TO THE LLCS

           (a) Unless there exists a Default or an Event of Default, the Borrower is permitted to make loans or contributions of capital to the Tier II LLCs (either directly or indirectly through the Tier I LLCs) in amounts not to exceed the amounts determined by the Borrower to be reasonably necessary to (i) fund working capital needs not met by the operating cash flow from the respective property and (ii) fund capital expenditures that cannot be funded by the operating cash flow from the respective property.

           (b) Notwithstanding the provisions of Section 3.5(a) of this Amendment, (i) the Borrower shall not use any proceeds of the Loans to fund loans or capital contributions to the Tier I LLCs or the Tier II LLCs and (ii) no Letters of Credit shall be issued for the benefit of the Tier I LLCs or the Tier II LLCs.

           3.6            NO FURTHER LOANS; GUARANTIES

           (a) With the exception of the Morgan Refinancing, the Subsequent Refinancings and loans from the Borrower permitted pursuant to Section 3.5(a) of this Amendment, none of the Tier I LLCs or the Tier II LLCs shall incur any Indebtedness except Indebtedness incurred by each Tier II LLC in the ordinary course of its business and in an amount not to

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exceed 4% of the initial amount of the Morgan Refinancing or Subsequent
Refinancing (as the case may be) made to such Tier II LLC.

           (b) The Borrower shall not suffer or permit any of the Tier I LLCs or the Tier II LLCs to, create, incur, assume or suffer to exist any Contingent Obligations.

           3.7            REQUIRED DISTRIBUTIONS

           The Borrower shall cause the Tier I LLCs and the Tier II LLCs to distribute to the Borrower (in the case of the Tier II LLCs, through the Tier I
LLCs), not less frequently than quarterly, all cash in excess of that necessary in the reasonable opinion of the Borrower to meet short term working capital needs and short term capital expenditure needs of the Tier II LLCs.

ARTICLE IV.               MODIFICATION OF THE LOANS

           4.1            APPLICATION OF REFINANCING PROCEEDS

           The Borrower shall cause all proceeds from the Morgan Refinancing and the Subsequent Refinancings (net of ordinary and necessary loan fees and closing costs) to be paid out of the escrow for each such refinancing directly to the Agent for application against the Loans. The minimum amounts of principal reduction payments (whether from net refinancing proceeds or other sources) from such refinancings are (a) $36,000,000 from the Morgan Refinancing, (b) $6,000,000 from the Subsequent Refinancing of the Eligible Real Property located in Helena, Montana, (c) $14,200,000 from the Subsequent Refinancing of the Eligible Real Property located in Spokane, Washington (Inn at the Park), and (d) $6,800,000 from the Subsequent Refinancing of the Eligible Real Property located in Olympia, Washington.

           4.2            REDUCTION IN COMMITMENT

           The Borrower and the Lenders agree that the amount of the Commitment shall be reduced in accordance with modified definition of the term "Commitment" set forth in Section 2.2 of this Amendment.

           4.3            REAPPRAISAL

           The Borrower and the Lenders agree that the Agent shall order updated M.A.I. appraisals of the parcels of Eligible Real Property located in Salt Lake City, Utah, Spokane, Washington (Ridpath) and Hillsboro, Oregon, which updated appraisals shall be in compliance with the Financial Institutions Reform, Recovery and Enforcement Act and shall be subject to approval by the Agent in writing in its reasonable discretion. The Approved Appraised Values for such parcels of Eligible Real Property based of the updated appraisals shall be effective as of December 31, 2001. The Borrower agrees to reimburse the Agent for the cost of the updated appraisals upon demand by the Agent. This provision shall not be

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construed to preclude any reappraisals of other parcels of Eligible Real
Property in accordance with the provisions of the Credit Agreement.

           4.4            SALE OF OTHER PROPERTIES

           Notwithstanding any provisions of the Credit Agreement to the contrary, during the time period from the date of this Amendment through December 30, 2001, the Borrower shall apply or cause to be applied against the Loans all proceeds from the sale or other disposition (net of ordinary and necessary costs of sale) of all real property (including improvements thereon) by the Borrower, WHC and their Subsidiaries. Concurrently with each such sale and during the period from the date of this Amendment through December 30, 2001, the amount of the Borrowing Base shall be reduced by an amount equal to the lesser of (a) 100% of all net proceeds from each such sale or (b) the amount that the advance basis on the Collateral Pool Value exceeds 60%. This reduction in the amount of the Borrowing Base is independent of any reductions in the Commitment that are required by the Credit Agreement in connection with any such sale or disposition.

ARTICLE V.                MISCELLANEOUS WAIVERS AND AMENDMENTS

           5.1            WAIVER OF GUARANTIES AND SECURITY AGREEMENTS

           Notwithstanding the provisions of Section 7.14(d) of the Credit Agreement, (a) neither the Tier I LLCs nor Tier II LLCs shall be required to guarantee the obligations of the Borrower under the Credit Agreement, (b) neither the Tier I LLCs nor Tier II LLCs shall be required to grant the Lenders a security interest in their assets to secure the obligations of the Borrower under the Credit Agreement, (c) the Borrower shall not be required to pledge the membership interests of the Tier I LLCs to the Lenders, and (d) the Tier I LLCs shall not be required to pledge the membership interests of the Tier II LLCs to the Lenders.

           5.2            INTEREST RATE PROTECTION

           Section 7.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                     Within 30 days of the date of this Agreement, the Borrower shall enter into and shall maintain during the term of this Agreement one or more agreements to provide the Borrower with protection against fluctuations in interest rates with one or more financial institutions to cover, during each fiscal quarter of the Borrower, an amount equal to not less than 50% of the aggregate amount of the Indebtedness of WHC and its Subsidiaries as of the last day of the preceding fiscal quarter, excluding the Indebtedness of the Tier II LLCs under the Morgan Refinancing and the Subsequent Refinancings. All such agreements shall contain terms and conditions and shall be in such forms that are approved by the Lenders.

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           5.3            LIMITATION ON LIENS

           Notwithstanding the provisions of Section 8.1(n) of the Credit Agreement, the Lenders consent to the Tier II LLCs encumbering the Refinanced Properties without satisfying the requirement that Net Issuance Proceeds from the Indebtedness incurred in connection with any such encumbrances be applied to the Loans in accordance with Section 2.6 of the Credit Agreement.

           5.4            CONTINGENT OBLIGATIONS

           Notwithstanding the provisions of Section 8.8 of the Credit Agreement, the Lenders consent to the Borrower executing and delivering to Morgan Guaranty Trust Company of New York and the lenders under the Subsequent Refinancings a guaranty of the exceptions to nonrecourse provisions under the Morgan Refinancing and the Subsequent Refinancings.

           5.5            RESTRICTED PAYMENTS

           Section 8.10 of the Credit Agreement is hereby amended to allow the Tier I LLCs to make distributions to the Tier II LLCs and the Tier II LLCs to make distributions to the Borrower.

ARTICLE VI.               CONDITIONS PRECEDENT

           The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled:

           (a) The Agent shall have received this Amendment, duly executed and delivered by the respective parties thereto;

           (b) The Agent shall have received, duly executed and delivered by the respective parties thereto, amendments to each of the Deeds of Trust that are not being reconveyed pursuant to the Morgan Refinancing in forms designated by the Agent, and shall have received commitments for 110.5 endorsements to the title insurance policies insuring such Deeds of Trust in forms acceptable to the Agent and shall be provided with the endorsements within 10 days of the date of this Amendment at the Borrower's cost;

           (c) The Agent shall have received authorizing resolutions of Borrower and WHC in a form acceptable to the Agent;

           (d) The Agent shall have received an opinion of counsel to the Borrower and WHC and each Subsidiary party to any Loan Document, addressed to the Agent and the Lenders in a form acceptable to the Agent;

           (e) There shall not exist any Default or Event of Default under the Credit Agreement or any other Loan Document;

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           (f) All representations and warranties of the Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment; and

           (g) The Borrower shall have paid to the Agent an amendment fee in accordance with the provisions of a fee letter agreement between the Borrower and the Agent of even date herewith.

           (h) There shall have been advanced the initial proceeds of the Morgan Refinancing.

ARTICLE VII.              GENERAL PROVISIONS

           7.1            REPRESENTATIONS AND WARRANTIES

           The Borrower hereby represents and warrants to the Lenders that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. The Borrower acknowledges and agrees that all of the Borrower's Indebtedness to the Lenders under the Credit Agreement is payable without offset, defense or counterclaim.

           7.2            SECURITY

           All Loan Documents evidencing the Agent's security interest in the Collateral on behalf of the Lenders shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans and all other secured obligations of the Borrower to the Agent on behalf of the Lenders.

           7.3            SURVIVAL OF LOAN DOCUMENTS

           The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of the Borrower's obligations under the Credit Agreement have been satisfied in full.

           7.4            CONSENT OF GUARANTORS

           By execution of this Amendment, each of WHC and the Subsidiaries that have executed and delivered to the Agent guaranties, security agreements and other loan documents consents to this Amendment and reaffirms its obligations under its respective guaranty, security agreement and each of the other Loan Documents to which it is a party.

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           7.5            COUNTERPARTS

           This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

           7.6            STATUTORY NOTICE

           ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

           IN WITNESS WHEREOF, the Borrower, the Agent, and the Lenders have caused this Amendment to be duly executed by the respective, duly authorized signatories as of the date first above written.

                         WESTCOAST HOSPITALITY LIMITED PARTNERSHIP

                         By:  WestCoast Hospitality Corporation,
                              General Partner


                              By
                                --------------------------------------------

                              Title
                                    ----------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION,
                         as Agent


                         By
                            ------------------------------------------------

                         Title
                               ---------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION,
                         as a Lender


                         By
                            ------------------------------------------------

                         Title
                               ---------------------------------------------

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                         BANK OF SCOTLAND


                         By
                              ----------------------------------------------

                         Title
                               ---------------------------------------------

                         BANK LEUMI USA


                         By
                              ----------------------------------------------

                         Title
                               ---------------------------------------------

                         WELLS FARGO BANK, NATIONAL ASSOCIATION


                         By
                              ----------------------------------------------

                         Title
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                         COLUMBIA STATE BANK


                         By
                              ----------------------------------------------

                         Title
                               ---------------------------------------------

                         STERLING SAVINGS BANK


                         By
                              ----------------------------------------------

                         Title
                               ---------------------------------------------

                         COMERICA BANK CALIFORNIA


                         By
                              ----------------------------------------------

                         Title
                               ---------------------------------------------

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                         PACIFIC NORTHWEST BANK


                         By
                              ----------------------------------------------

                         Title
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

           Each of the undersigned acknowledges that it has reviewed and approved this Amendment and reaffirms its obligations under its respective guaranty and the other Loan Documents to which it is a party.

                        WESTCOAST HOSPITALITY CORPORATION


                         By
                            ------------------------------------------------

                         Title
                               ---------------------------------------------

                         WESTCOAST HOTELS, INC.


                         By
                            ------------------------------------------------

                         Title
                               ---------------------------------------------

                         TICKETSWEST.COM, INC.


                         By
                            ------------------------------------------------

                         Title
                               ---------------------------------------------

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